                            SECTION 906 CERTIFICATION


         We, James Ross, President and Chief Executive Officer, and Karen Gillogly, Treasurer and Chief Financial Officer, of the streetTRACKS Index Shares Funds (the "registrant"), certify that:

         1. The report on Form N-CSR of the registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.


By:      /s/ James Ross
         --------------------------------------
         James Ross
         President and Chief Executive Officer


Date:    May 27, 2005
         ---------------------------



By:      /s/ Karen Gillogly
         --------------------------------------
         Karen Gillogly
         Treasurer and Chief Financial Officer


Date:    May 26, 2005
         ---------------------------